Exhibit 99.1

Investor Day Agenda 2 * Includes break Frank Martire President and Chief Executive Officer FIS Overview Opening Remarks Operations Review* Financial Summary and Outlook Mike Hayford Chief Financial Officer Executive Panel Reception

This presentation contains statements related to FIS' future plans and expectations and, as such, constitutes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. The risks and uncertainties that forward-looking statements are subject to, include, without limitation: changes in general economic, business and political conditions, including changes in the financial markets; the effect of governmental regulations; the effects of our substantial leverage, which may limit the funds available to make acquisitions and invest in our business; the risk of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries or due to financial failures suffered by firms in those industries; failures to adapt our services to changes in technology or in the marketplace; the failure to achieve some or all of the benefits that we expect from the acquisition of Metavante, including the possibility that our acquisition of Metavante may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted cost savings, or other factors; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; competitive pressures on product pricing and services; and other risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission ("SEC") that are available on the SEC's Web site located at www.sec.gov. All forward-looking statements included in this document are based on information available at the time of the document. FIS assumes no obligation to update any forward-looking statement. Forward-Looking Statements 3

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions, and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted revenue, earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest and taxes (EBIT), adjusted net earnings, and free cash flow. Adjusted EBITDA and EBIT exclude the impact of merger and acquisition and integration expenses, LPS spin-off related costs, certain stock compensation charges and certain other costs. Adjusted revenue includes purchase accounting adjustments related to deferred revenue. Adjusted net earnings exclude the after-tax impact of merger and acquisition and integration expenses, LPS spin-off related costs, certain stock compensation charges, acquisition related amortization and certain other costs. Free cash flow is GAAP operating cash flow less capital expenditures and acquisition related cash items. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FIS' non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided in the Investor Relations section of the FIS Web site, www.fisglobal.com. Use of Non-GAAP Measures 4

Strategic Overview William P. Foley, IIExecutive Chairman

Creating the Industry LeaderTargeted, Disciplined and SuccessfullyIntegrated Acquisitions 6 Ancillary Core Deposits/Loan Channels Integration Payments (CHART) Scale Product Capability Global Reach Revenue* E * Historical revenue reflects FIS on a stand-alone basis.

Strengthens competitive position in a dynamic industry Generates significant economies of scale Augments depth and breadth of management team Combined product suite enhances long-term growth potential PositionsFIS as the global industryleader "... arguably the most important financial technology deal of the decade." - Bank Technology News, November 2009 Creating the Industry LeaderFIS/Metavante Combination 7

FIS Today - The Industry Leader 8 Best positioned to capitalize on changing industry dynamics Track record of superior execution Active participant in industry consolidation Focused on Increasing Shareholder Value

Frank MartirePresident and Chief Executive Officer FIS Overview

Why Invest in FIS? 10 A Strong Foundation ... Excellent customer relationships Significant economies of scale Superior execution 30,000 dedicated employees worldwide .... Drives Exceptional Performance Sustainable organic growth High customer satisfaction and retention Strong margin expansion Significant cash flow .... and Superior Shareholder Returns

# Top 100 FinTech Companies





AMERICAN BANKER • FINANCIAL INSIGHTS • BANK TECHNOLOGY NEWS •
2009
FIN
TECH
100
#1

FIS

| | 2008 Revenue ($ Millions) |
|---|---|
| FIS | **$4,830** |
| Fiserv | $4,226 |
| SunGard | 3,660 |
| **Fidelity National Information Services** | **3,123** |
| Diebold | 2,885 |
| NCR | 2,817 |
| Tata Consultancy Services (TCS) | 2,580 |
| First Data | 2,220 |
| Total System Services (TSYS) | 1,939 |
| Lender Processing Services | 1,825 |
| **Metavante Technologies** | **1,707** |
| Infosys Technologies | 1,599 |
| CA (Computer Associates) | 1,575 |
| Cognizant Technology Solutions | 1,267 |
| DST Systems | 1,215 |
| Experian Group | 1,116 |
| SAS | 950 |
| Equifax | 826 |
| Jack Henry & Associates | 749 |

Source: *American Banker*, October 2009. Note: The #1 ranking for "new FIS" is based on the combined 2008 financial technology revenue for Fidelity National Information Services and Metavante Technologies.

11

FIS Investor DAY

> $5 billion pro forma revenue > $1.3 billion EBITDA More than 14,000 client relationships ... .... In more than 100 countries $8.7 billion market cap FIS Today - The Industry Leader #1 Bank Financial Technology Provider 12

# Leading Global Financial Technology Provider


Germany
United Kingdom
Milwaukee, Wis.
Little Rock, Ark.
Jacksonville, Fla.
Orlando, Fla.
St. Petersburg, Fla.
Mumbai, India
Sao Paulo, Brazil
Melbourne, Australia

Strategic Operating Centers
FIS presence
No FIS presence

Clients in more than 100 countries
Established operations in more than 27 countries
30,000 employees strong

- 15,000 U.S.-based
- 15,000 offshore

FIS Investor DAY

13

# Broad and Diverse Client Base

| Global Reach | Solution Leadership | Anchor Relationships | Expansive Payments Base | Growing Non-FI Base |
|---|---|---|---|---|
| More than 14,000 clients worldwide | Relationships with 40 of the top 50 global banks, including nine of the top 10 | 2,600 core processing customers, including > 300 outside the U.S. | Approximately 7,000 debit, credit and prepaid card issuers | Healthcare<br>Government<br>Commercial |


59 %
Payment Solutions
41 %
Financial Solutions

59% global revenue in higher growth payment solutions


68 %
U.S. Banks
15 %
International
17 %
Non-FI

Diversified revenue streams

14

FIS
Investor DAY

15 Strong customer relationshipsMultiple market segments and geographiesExcellent cross-sell opportunities Premier Client Base Payments Financial

# Why Clients Choose FIS

**Long-Term Viability and Stability**

- Strong financial metrics
- Broad industry expertise
- Competitive position
- Successful track record

**Relationship Model**

- Complete suite of integrated products
- Simplicity in vendor management
- High touch, client-centric model

**Value Creation**

- Revenue enhancement programs
- Scale allows price competitiveness
- Bundled offerings
- High levels of integration

**Reputation**

- Highly referenceable client base
- Partnership approach
- Strong industry knowledge



FIS
Investor DAY

16

# Broad Industry Expertise



**Frank R. Martire, President and Chief Executive Officer**
Joined Metavante in 2003
10 years, Fiserv: President and COO, Financial Institutions Systems and Services Group
10 years, Citigroup Information Resources: Chairman and CEO

**Gary Norcross, Chief Operating Officer**
Joined FIS in 1988
12 years, ALLTEL Information Services:  President, Integrated Financial Solutions (acquired by FIS)
3 years, Systematics, Inc. (acquired by ALLTEL)

**Mike Hayford, Chief Financial Officer**
Joined Metavante in 1992 as Head of Operations
COO 2006-2009; CFO 2001-2006
10 Years, Andersen Consulting

**Frank Sanchez, EVP, Strategic Solutions**
Joined FIS in 2004
Sanchez Computer Associates: 1979-2004; CEO 1999-2004

**Brent Bickett, EVP, Strategic Planning**
Joined FIS in 2003
10 years, Fidelity National Financial
Nine years, Bear, Stearns & Co., Inc.

17

FIS Investor DAY

Key Management Priorities 18 Intense Customer Focus High Performance Culture Organic Revenue Growth Achieve Synergy Targets Service, innovation and value Attract and retain industry'smost talented employees Leverage combined product set,customer base and global footprint Proven track record Strong Execution

Gary NorcrossChief Operating Officer FIS Operations Review

Key Topics



- Business Overview
- Metavante Update
- Solutions Overview
- Go-to-Market Strategy
- Market Trends and FIS Strengths
- Conclusions



20

FIS Investor DAY

Key Themes 21 Breadth and Depth of Solutions Outsourcing and Pricing Scale Global Presence Scale Penetration in Large FIs and Mid-Tier FIs Required for Long Term 6-9% Growth

Business Overview

23 Revenue: $5.1 billion EBITDA: $1.3 billion (25%) Long-term contracts85% recurring revenueMore than 300 products and servicesNine domestic and four international technology centersMarket penetration Relationships with more than 75% of U.S. financial institutionsProcessing Volume 25% of demand deposit accounts in the U.S. 34% of consumer debt (non-card) in the U.S. InternationalSolutions Group$.8 billion Financial Solutions Group$1.8 billion Payment Solutions Group$2.5 billion * 2008 Proforma Revenue Global Scale Revenue* Financial Institutions . Retail Merchants . Government Entities . Healthcare . Networks . Corporations Overview (CHART) 15% 50% 35% Financial ? Merchants ? Government Healthcare ? Corporations

# Highly Diversified Revenue

## Client Geography



International
15%
U.S.
85%

## Market Segments



Non-FI
(Retail, Corporate, Government, Healthcare)
17%
Community Institutions
(< $5B)
29%
International
15%
Top-Tier U.S. Institutions
(> $30B)
18%
Mid-Tier U.S. Institutions
($5B - $30B)
21%

**Most Diversified Client Base of Any Provider**

FIS
Investor DAY

24

# Growth Strategy





Exceptional Performance
Strategic Acquisitions and Divestitures
Product Integration and Innovation
Superior Execution
Client Loyalty
Expense Management
Global Diversification
Enterprise Sales
Shareholder Value
Market Leadership

**FIS Consistently Outperforms Industry Growth**

25

FIS Investor DAY

Jack Henry Oracle / I-Flex CSG TCS Sungard Financial Objects Infosys Harland Fiserv Most Used Vendors (CHART) 3% 3% 3% 3% 3% 3% 8% 25% 10% 63% 3% 3% 3% 3% 3% Source: Aite "Bank Technology Executives' Most Admired Vendors" July & August 2009 survey Top 3 mentions among "40 large FI" North American technology executives - Figures 8 & 9 with FIS/MV combined results. Industry Recognition - Core Banking Most Admired Vendors Based on responses, FIS is both the most admired and most used Core Banking provider ... 26

Metavante Update

# Industry Evolution



| Past | Present | Future |
|---|---|---|
| **Mono-Line Companies Single Product Capability (Best-of-Breed)** | **Client Market Drivers** | **Competitive Imperatives** |

**Past** — **Mono-Line Companies Single Product Capability (Best-of-Breed)**

- Core processing
- Card services
- Item processing
- ATM services
- E-banking
- Bill payment

**Present** — **Client Market Drivers**

- Consumers' banking touch-points changing
- Market conditions, declining profitability and capital constraints forcing banks to reduce costs
- Increasing demand for low-cost, integrated products and services
- Above factors accelerate trend toward outsourcing

**Future** — **Competitive Imperatives**

- Integrated payment and core processing services
- Integrated data, delivery and risk management
- Lower costs, more efficient delivery
- Global capabilities
- Global anchor customers
- Better positioned against emerging competitors

28

FIS Investor DAY

Broadest Product Suite with Unmatched Scale 2,000 core processing, check imaging and item processing clientsIntercept ATM network, enhanced regulatory reporting 2005 Additional payment scale, expanded domestic and international footprint, new data and analytics capability, offshore operations 2007 Strategic Acquisitions 29 Expanded payment capability, credit card, loyalty, debit and merchant 2006 Profile core and Xpress enterprise services and direct banking 2004 Check imaging, document imaging and remittance processing New markets: credit unions and savings banksExpanded item processing product capability and markets 2009 Expanded core processing and payment capability, national EFT network, healthcare, bill payment, trust and wealth management services

MetavanteTransaction Targeted Synergies ($M) Timing Payment Solutions $75 6-24 months Financial Solutions 60 6-24 months IT/Operations 60 6-18 months Corporate 65 6 months Total $260M Company Acquisition Date Targeted Synergies ($m) Achieved / Exceeded eFunds September 2007 $65 u Certegy February 2006 50 u Intercept December 2004 25 u NYCE (MV Acq.) July 2004 24 u Aurum March 2004 15 u HistoricalAcquisitions Disciplined Synergy Attainment Acquisition Synergy Performance 30

# Metavante Integration

## Enterprise

**Bringing together corporate functions and cultures to support our employees and clients**

- Extensive product, service and integration status communications
- Corporate systems integration
- Documented strategic plans
- Driving product and service cross sales

## Solutions

**Combining product functionality and operations to create market-leading solutions**

- Prepaid
- Networks
- BillPay
- Commercial treasury
- Healthcare
- Core integration

## Operations

**Consolidating domestic and global assets to eliminate expense and redundancies**

- Strategic data centers
- Facilities
- Rightshoring back-office operations
- Insourcing functions previously outsourced to third-party vendors

**On Target with Integration Plans**

FIS Investor DAY

31

# Metavante Synergies – Revenue

**Achievements:**

- Integrated sales into single domestic and international organization
- Rebranded as FIS
- Successfully integrated Metavante debit processing with FIS core engines and launched into production for two top 50 institutions
- Successfully cross-sold Metavante Bill Payment to eTrade, a leading Profile account

**Initiated:**

- Merging Intercept Network with NYCE, increasing PIN acceptance rate across FIS clients
- Consolidating Metavante Nomad payment solutions with the EMEA core offerings
- Integrating ACBS with the Integrated Banking Solutions (IBS) core processing system
- Offering FIS Decision Solutions analytics to Metavante's healthcare solutions

32

FIS Investor DAY

# Metavante Synergies – Expense



**Achievements:**

- Realigned all products and services with integrated business units
- Integrated sales to create a single domestic and international organization
- On track with headcount reductions
- Successfully moved 150 data entry FTEs to our captive global services group
- In-sourced check imaging to FIS that was previously outsourced to a competitor

**Initiated:**

- Consolidating strategic data centers, disaster recovery and item processing locations
- Migrating third-party offshore IT resources to Global Services organization
- Consolidating all B2C call centers throughout the enterprise
- Consolidating purchasing functions across enterprise
- Combining overlapping product road maps to drive solutions and client benefits

FIS Investor DAY

33

34 Solutions Overview

# Business Operations

**Gary Norcross**
Chief Operating Officer

|  |  |  |  |  |  |  |
|---|---|---|---|---|---|---|
| **Anthony Jabbour**<br>Financial Solutions | **Frank D'Angelo**<br>Payment Solutions | **Mark Davey**<br>International | **Ram Chary**<br>Global Commercial Services | **Jim Susoreny**<br>Sales & Business Development | **Brian Hurdis**<br>Technology Services | **Marcia Danzeisen**<br>Global Marketing & Communications |

FIS
Investor DAY

35

36 Financial Solutions Group

# Financial Solutions Group

FSG provides the most comprehensive delivery of software and services for core processing, channel solutions, treasury, cash management and wealth management solutions in North America.



**Anthony Jabbour**

***Joined FIS in 2004 – Prior successful careers with CIBC and IBM***


35%

***Percent of total FIS revenue***

***Long Term Growth: Mid single digit***

| Core Processing | Channel Solutions | Treasury and Cash Management | Wealth Management |
|---|---|---|---|
| Deposit and Loan Account Processing | Account Origination | Commercial eBanking | Trust and Investment Processing |
| Accounting and General Ledger | Transaction Fraud | Account Analysis and Reconciliation | Trust Operations Outsourcing |
| Data Access and Integration | Regulatory Solutions | Sweep Processing | Portfolio Management |
| Lending Solutions | Compliance | Payables and Receivables Management | Investment Performance Reporting |
| Trust Solutions | Online and Mobile Banking | Collections | Cash Sweep Services |
| Wealth Solutions | Voice Response | | |

**Business Scope**

**$1.8B+ business • 5,300+ employees in North America**

FIS Investor DAY

37

# Financial Solutions Group



## Differentiators

- Market-focused solutions
- Continuous innovation and product investment
- Business process outsourcing services
- Extensive business analytics and reporting
- Market-leading next generation core processing solution
- Leadership in mid-tier and tier 1 financial institutions

## Growth Drivers

- Increased trend toward outsourcing
- Enterprise integration
- Expansion of ITO/BPO services
- Market reputation and consistent service delivery to clients and end-consumers
- Account growth as mid-tier and tier 1 financial institutions expand
- Significant increase in sales presence throughout North America

38

FIS Investor DAY

# Financial Solutions Group – Scale



## Core Processing

- 2,300 core processing clients
- 9 out of 10 top banks
- 18 of the top 25 banks ranked by Tier 1 Capital are clients of ACBS

## Channel Solutions

- 88 percent of N.A. deposit new accounts scored
- More than 1,500 financial institutions
- More than 4.5M consumers
- More than 350,000 business users
- Four-plus million voice response unit calls monthly

## Treasury and Cash Management

- Industry-leading account analysis
- More than three million accounts
- Largest provider of multi-bank cash management services

## Wealth Management

- 200 financial services clients
- ASP Technology with optional BPO services
- Over $700B in assets

39

FIS Investor DAY

Tier 1 Banks Mid-Tier Banks HORIZON(tm) BankWay Credit Unions MISER (r)Mercury Small/De Novo Banks BancPac Specialty Lending Specialty Solutions Wealth Trust International Profile (Global)Systematics (Global)Integrated Banking Solutions (IBS)MISER(r) (Savings Banks) Auto Finance (Global)ACBS (Global) Kordoba (Germany)Corebank (Japan)eCAS (China) Core Solutions Tailored to All Sizes and Types of Financial Institutions Core Solutions Overview 40

# Profile – Transformational Core Solution

## Single Deposit, Loan and Customer Platform




TOP 750
BANKS
ACCOUNTS
AGREEMENTS
PACKAGES
CUSTOMERS
PRODUCTS
Commercial Lending
Consumer Lending
Mortgage Lending
Customer Management
Savings Accounts
Debit/Credit Cards
Deposit Accounts

### Customer Information Management

- Individuals, institutions and customers
- Supports packages and agreements
- Links internal and external accounts

| Deposits | Loans |
|---|---|
| • Demand Deposit Accounts<br>• Certificate of Deposit<br>• Savings<br>• Retirement | • Consumer<br>• Commercial<br>• Mortgage<br>• Revolving |

### Design Features

- On-line, continuous real-time processing
- Integrated product factory
- Market-of-one product customizability
- Channel independent architecture
- Multi-language and multi-currency
- Database and OS independent
- Integrated browser user interface
- Highly extendable component architecture

41

FIS Investor DAY

# Profile – Real-life Results

## Innovation and Competitiveness

- Reducing the time required to define and take new loan products to market by **93** percent
- Reducing the time required to define and take new deposit products to market by **90** percent

## Efficiency

- Cost-to-income ratio for retail banks improved to **45** percent
- Cost-to-income ratio for direct banks improved to **37** percent
- Reduction of back-office expenses by **30-50%** due to elimination of exception processing

## Single Integrated System

- Implementation in **6-9** months
- Large scale conversions in **12-18** months

## Profitability

- Return on assets increased by **50** percent

42

FIS
Investor DAY

# Channel Capabilities


Voice Response
Internet
Mobile
Branch
ATM
Point of Sale
Check
Integrated Consumer Access Channels

## Consumer access demands have driven market innovation

- Multi-channel and multi-host solutions are critical
- An effective channel strategy provides a large number of electronic access points:
  - Tight integration
  - Seamless customer experience
- Electronic channel access in banking drives two-sided benefits:
  - Cost reduction for FIs
  - Increased satisfaction for end users

43

FIS Investor DAY

# Global Commercial Services

GCS provides "Global Delivery" of technology, software and business processes for clients, resulting in business transformation, cost savings, and process improvements.



**Ram Chary**

***Joined FIS from eFunds in 2007 – Prior successful career with IBM***

| Infrastructure Management | Data/Back-Office Processing | Global Voice Services | Information Technology Services | Purchasing Power |
|---|---|---|---|---|
| Infrastructure Hosting | Back-office Process Support | Inbound and Outbound Customer Service | Application Development | Volume Pricing Negotiation |
| Systems Administration | Customer Service/ E-mail/Chat | After Hours/Seasonal Support | QA and Testing | Supplier Risk Management |
| Network Services | Account Setup | Account Activations | Re-engineering Services | Supplier Spend Analytics |
| Security Services | Business Analytics and Reporting | Multi-lingual Support | IT Consulting | Vendor Alliances |
| Help Desk | | Collections | | |
| | | Outbound Sales | | |

**Business Scope**

**Approximately 15% of FSG Revenue • 6,000+ employees worldwide**
**Several major delivery centers:** U.S., India and Philippines
**Key clients:** BPO: American Express, Ceridian and O2, ITO: Accenture, AT&T, FNF, First Tennessee, IBC, MetLife, Sedgwick CMS

FIS Investor DAY

44

45 Payment Solutions Group

# Payment Solutions Group

PSG provides the most comprehensive delivery of software and services for EFT, network, card processing, image, bill payment, government and healthcare solutions in North America.



**Frank D'Angelo**

***Joined FIS (Metavante) in 1997 – Prior successful careers with Diebold and Unisys***


50%

***Percent of total FIS revenue***

***Long Term Growth: Mid to high single digit***

| Card Processing | Network | ePayment | Check/ Image | Government and Healthcare |
|---|---|---|---|---|
| Debit Card Processing | NYCE | Consumer Bill Payment | Check Image Processing | Consumer Driven Healthcare Solutions |
| Prepaid Card Processing | AFFN | Business Bill Payment | Statement Composition | Health and Financial Network Solutions |
| Credit Card Processing | Intercept | ACH | Remote Capture (Branch, Teller, Merchant) | Pay Direct Solutions |
| Loyalty | Quest | Mobile Payments | Print and Mail | Electronic Benefit Transactions (EBT) |
| Merchant | DASH | Expedited Payments | POS Check Authorization | |
| Card Personalization | Endpoint Exchange | | | |
| | SUM Surcharge Free | | | |

**Business Scope**

**$2.5B+ business • 6,400+ employees in North America**

46

FIS Investor DAY

# Payment Solutions Group



| Differentiators | Growth Drivers |
|---|---|
| • Single-source provider offering end-to-end payment solution suite<br>• Full-service solutions including BPO, print and mail, and call center<br>• Core integration<br>• Clear leader in debit, credit, healthcare and prepaid processing | • New and cross sales in the large FI market<br>• Capitalize on sales in the high growth healthcare and government markets<br>• Electronic transaction growth<br>• Cross-sell newly combined payment products to legacy Metavante and FIS clients<br>• Pursue large print, mail and card production<br>• Significant increase in sales presence throughout North America |

47

FIS Investor DAY

Credit Card Processing ePayments 71% of U.S. credit card issuers10M credit card accounts9M+ loyalty card holders95M+ plastic cards produced annually 300M+ bill payments annually1.1B transactions totaling $2.5 trillion annuallyA leader in mobile payments Debit/Prepaid Card Processing 65M debit cards10B debit transactions annually180M prepaid cards - loaded value at $28B 46% of the U.S. prepaid market Payment Solutions Group - Scale 48

# Payment Solutions Group – Scale



**Image Processing**

- Over 5B items processed on software annually
- 33 back office capture centers nationwide
- 1,500+ clients using FIS platforms
- 1,750 Service bureau branch capture locations
- 70K merchant capture locations

**Government and Healthcare**

- 7M debit healthcare cards
- 60M health ID cards issued in 2009
- $12 –$13B in payments in 2009
- Serving 34 states

**Network**

- 80% NYCE ATM penetration
- NYCE Network – 1.5B transactions annually
- 31,000 ATMs
- 2M point-of-sale terminals

FIS Investor DAY
49

50 International Solutions Group

# International Solutions Group

ISG provides both core and payment solutions on a global basis in both licensed and outsourcing models.



**Mark Davey**

***Joined FIS in 2004 – Prior successful careers with Unisys and Misys Retail Banking Systems***


15%

***Percent of total FIS revenue***

***Long Term Growth: >10%***

| Core Processing | Channel Solutions | Card Processing | Image |
|---|---|---|---|
| Deposit and Loan Account Processing | Account Origination | Debit Card Processing | Check Image Processing |
| Accounting and General Ledger | Online and Mobile Banking | Prepaid Card Processing | |
| Data Access and Integration | | Credit Card Processing | |
| Lending Solutions | | Merchant Services | |

**Business Scope**

**$.8B+ business • 11,700+ employees worldwide in Latin America, Europe, Middle East, Africa, Asia and Australia**

51

FIS Investor DAY

# International Solutions Group

| Differentiators | Growth Drivers |
| --- | --- |

**Differentiators**

- Domestic technology provider with a strategic and scale international footprint
- Card and payment processing scale in Australia, Brazil, New Zealand and Thailand
- The number one core processing provider in Europe and China
- The number one retail core processor in Germany

**Growth Drivers**

- Expansion of FIS global sales force and solution sets into international
- Primary focus on tier 1 and 2 banks in Western Europe
- Pioneering outsourcing and hosting services in EMEA
- Expanding payment processing throughout Asia and Latin America
- Expansion of ITO/BPO services throughout base

52

FIS Investor DAY

# International Solutions Group – Scale



- 400+ core banking clients
- 40 of the top 50 global banks
- 50M payment cards
- Clients in more than100 countries
- 27 global operating centers

- **Brazil BPO**
  - 22 million checks cleared per month
  - 20 million bills processed per month
  - 11 million signature cards
  - 2,600 bank branches serviced
  - 38 sites throughout Brazil
  - 3,200 employees
- **Brazil Card Joint Venture**
  - Largest third-party processor in Brazil
  - Processing more than 33M cards
  - Processing more than 35.6M transactions per month

53

FIS Investor DAY

54 Go-to-Market Strategy

Most Flexibility in Pricing and Delivery of Products Delivery Model Options 55

Introduces new solutions and resources to drive revenue growth, greater efficiencies and expense reductionUnderstands industry trends and marketsConsulting/partnershipOwns overall client satisfaction STRATEGIC Growth and Development Client RelationshipManager Commitment to Relationship Model 56

# Sales Force Enhancements



## Domestic

- Increase Direct Sales Force Commitment
  - Increased our domestic sales force by over 60 percent while over- achieving our synergy target
- Focus
  - Penetration into large FIs
  - Enhanced demand generation organization
  - Emphasis on consultant and third-party relations
  - Significant commitment to channel distribution strategy

## International

- Increase Direct Sales Force Commitment
  - Increased our international sales force by 64 percent over 2009 levels
- Focus
  - Expand U.S. products into international
- EMEA
  - Extend FIS transaction processing services
- Asia/Australasia
  - Expand card processing and payments
  - Leverage Australia processing in Asia market
- LatAm
  - Strong focus on Brazil
  - Expand market for entire suite of FIS products

57

FIS Investor DAY

Total Contract Value: More than $200M High Profile Wins - 2009 58 Core (IBS) Core (Profile) eBanking Financial Solutions Core (Kordoba) Core (Profile) Core (Systematics) Acquiring Healthcare Loyalty Output Prepaid Payment Solutions International Solutions

Break

60 Market Trends and FIS Strengths

Financial Institution Profitability Constraints Banking and Payments Are Migrating to Electronic Global Marketplace Mergers, Failures and De Novo Activity Key Market Trends 61

FI Mergers, Failures and De Novo Activity Source: FDIC # Bank De Novo Launches(2000 - Oct'2009) Total # U.S. Financial Institutions(2000 - 2009) Sources: FDIC, CUNA Source: FDIC # Bank Mergers & Failures(2000 - Oct'2009) 14,00012,00010,008,0006,0004,0002,000 62

Change in # U.S. FIs(2000 vs. 2009) Community Community Change in Assets of U.S. FIs(2000 - 2009) Source: FDIC, 2009 (CHART) Performance by Segment 63

$ U.S. Fin Tech Spending(Forecast 2010) $2.5B $3.8B $16.8B Source: Financial Insights, an IDC Company, 2009 Opportunities Are Best Among Large and Mid-Tier FIs 64

Representative Client - New York Community Bank (NYCB) Profile: $33B NYCB had three cores and therefore three back officesFiserv for a credit union that changed its charter to a bank OSI for the large savings bankBankway for commercialBusiness Objective: Consolidate all back officesSolution: FIS solved needs of all three with MISER(r) Strategic integration with Metavante EFT, NYCE, Image and Risk and Compliance solutions Results: Largest new conversion in recent years that went exceptionally well from a standing start 18 months prior "For our shareholders, the new system means we have a more efficient operation, with an expected 40 to 50 percent reduction in our systems-related expense," said chairman, president and chief executive officer, Joseph R. Ficalora. "In addition, the MISER system will facilitate any future systems integrations necessitated by our acquisition of other banks and thrifts." 65

(CHART) Sources: ABA Consumer Banking Preference study. eCom Advisors; (ignores telephone and mail channels) Consumer Preferred Banking Channels Billions Sources: Federal Reserve. Bank of Boston. 2008. eCom Advisors (CHART) Banking and Payments Are Migrating to Electronic 66

Online merchants and credit card issuers have dramatically improved fraud detection capabilitiesThis has forced fraudsters to target other channels that offer better opportunities Source: 2008 Javelin Strategy and Research U.S. Annual Fraud Victims (millions) Even with massive fraud management efforts in recent years, annual fraud exposure is $45B, with actual losses in the billions 10.1 9.3 8.9 8.4 8.1 2004 2005 2006 2007 2008 Electronic Migration Creating Huge Fraud Management Opportunities 67 (CHART)

# Enterprise Fraud Capabilities

## FIS Fraud and Risk Management Solutions

### Account Origination

**QualiFile**
- Classic
- Advantage
- Premier
- Cross-sell

**ID Verification**
- ID Authentication
- Account Ownership
- Background Reports
- OFAC

**Debit Report**

**FraudFinder**

### Transactional Fund

**DepositShield**
- Express
- Direct
- Fusion

**Kite Detection**

**On-Us Deposit Fraud**

**Employee Fraud**

### Compliance Suite

**Prime AML**
- Licensed version
- ASP version
- Prime Datalist
- OFAC

**Address Analysis**

**Red Flag Checklist**

### Regulatory Solutions

**Big Orange Book**

**Risk & Compliance Consulting**
- BSA consulting
- Legal and compliance services
- Risk consulting

**Regulatory Reporting**
- Call Reporter
- Time Saver
- Y9 Reporter
- Risk Reporter
- Financial Manager
- Risk Monitor
- 2900 Reporter

**Collections**

### Enterprise Financial Crimes

**Risk Case Manager**
- Enterprise Edition
- Classic Edition

**Investigative Case Management System**

**Spanning the Account Lifecycle**

68

FIS Investor DAY

Migration of transactions is strongly aligned with FIS competencies ... Significant economies of scale for electronic payments across all channelsCardInternationalACHBill PaymentRanked #1 mobile banking provider by ABI ResearchNew account risk management and depositing screening services to more than 8,700 financial institutions Share of All Credit Card Issuing Institutions (CHART) FIS71% (CHART) 180M 65M Prepaid Cards Debit Cards Electronic Payment Capabilities 69

# Representative Client – Bank of the West



BANK OF THE WEST

**Profile:**
- $62B in assets
- 700 branch banking centers in 19 Western and Midwestern states
- Online banking customers from all 50 states

**Business Objective:**
- Inefficient high cost processing of checks in current environment
- Work was being performed in four Bank of the West and nine Fiserv sites
- Wide geographic coverage with low branch density

**Solution:**
- Converted Bank of the West to full image processing
- Installed MV Remote Branch and Teller Capture through our Touchpoint solution
- Completely exited paper check processing and the need for branch couriers

**Results:**
- $20M in cost savings and infrastructure
- Solution that supports the Bank of the West sales and service model
- Improved quality of service

70

FIS Investor DAY

U.S. Commercial Bank and Savings Institution Net Income and Projected Shortfall Sources: FDIC; U.S. Treasury; eCom Advisors (CHART) FI Profitability Creating Opportunities 71 2004 2005 2006 2007 2008 2009

# FI Cost Reduction and Revenue Growth

## Large Scale Outsourcing Promotes Operational Efficiencies for Clients

- 18,000 employees doing ITO and BPO "best practices" around our products, driving superior results
- 30-plus years of outsourcing expertise
- Business and/or technology focus
- Significant cost saving opportunities

Business Process Outsourcing

Information Technology Outsourcing

Remote Infrastructure Management

## The Most Comprehensive Product Set in the Industry Drives Revenue

- FIS provides a strong integrated solution set that allows clients to grow revenue
- Cost savings for clients by leveraging FIS for multiple service offerings

| | | |
|---|---|---|
| Card Services | Check Imaging | Core Processing |
| Commercial Lending/ Trading | Fraud Management | Document Solutions |
| ePayments | Remittance Processing | Technology Financing |

72

FIS Investor DAY

# Representative Client – Bank of Hawaii

Bank of Hawaii

**Profile:**
- $10B community bank, 70-plus branches, acquisition focused
- In-house; core with a variety of third-party/ancillary systems

**Business Objective:**
- Partner that offered both technology and consulting as core competencies

**Solution:**
- Comprehensive IBS core solution; Business Process Improvement and Operations Assessment – road map for retail, lending and technology
- Recommend methods to enhance revenue and improve operational efficiency via new technology and business processes

**Results:**
- Over $17M in realized annual financial benefit
- Upgraded technology, reduced IT expenses/improved total cost of ownership

| Performance Metrics | 12/31/01 | 12/31/07 |
|---|---|---|
| Efficiency Ratio | 72% | 53% |
| ROA | 1.1% | 1.8% |
| ROE | 10% | 26% |

73

FIS Investor DAY

Source: Visa, Visa Europe & MasterCard company reports, J.P. Morgan estimates and calculations Existing Volume and Purchase Growth by Region - 2008 Overseas markets represent an attractive secular growth story for processors of all types. While difficult to size, we use bankcard usage as a proxy for penetration of payments by region. - JP Morgan "Bank Processing Industry Primer," September 2009 Growth in Payment Processing in Global Markets Significantly Outpacing U.S. Opportunities 74 LatAm Middle East / Africa

Source: Gartner 2009 North AmericaEuropeAsia PacificOtherTotal Available Market $10.8B11.8B6.2B2.0B$30.8B 2010 Growth in Core processing in Global Markets Significantly Outpacing U.S. Opportunities 75 (CHART) Europe38% North America35% Asia Pacific20% Other7%

# Capabilities for International and Areas of Focus



**EMEA – $356M**

- Core banking
- Credit card
- Payment Switch
- Prepaid (Nomad)
- Merchants
- Commercial Lending

**Mature Market**

**Asia – $50M**

- Core banking
- Payment Switch
- ATM (India)
- Commercial Lending

**Emerging Market**

**LatAm – $294M**

- Core banking
- Payment Switch
- Credit card
- Origination

**Emerging Market**

**Australasia – $55M**

- Credit card
- Payment Switch

**Mature Market**



39% Payment Solutions
61% Financial Solutions

76

FIS Investor DAY

# Representative Client – Barclays UK Retail Bank

**Profile:**
- Barclays PLC is the second largest bank in the UK with $32.5B in assets
- Barclays UK Retail Bank has 1.2M loans accounting for 20 percent of the UK lending market

**Business Objective:**
- Achieve compliance with new regulations, cut risk and find significant cost savings
- Deliver a hosted service supporting all unsecured lending in the UK

**Solution:**
- Delivered a totally scalable, integrated system with costs tied to volumes
- Replaced three existing legacy systems with one, hosted fail-safe service – within 12 months

**Results:**
- Achieved compliance
- 80 percent reduction in costs



77

# International Innovation ING – Outsourced Application Management

ING

## Benefits Delivered

- Cost containment and reduction
  - Reduce TCO for core banking
  - Improve value for maintenance through closer interaction with FIS product management
- Increase IT flexibility
  - Continuity/availability of skills and knowledge
  - Shorter time-to-market
- Improve quality and service levels through service based contract, SLM reporting
- Simplify application landscape, FIS facilitated core transformation

## The Solution – currently 61 FTEs supporting four ING subsidiaries

- Dedicated team comprised of onsite and offshore resources to provide outsourced application management for the Profile and legacy mainframe applications of ING
- Flexible framework to add team capacity within a pre-agreed flexible knowledge pool to address additional project and resource needs
- Access to specialized resources from FIS experts (product management)
- Simplify and standardize the workflows and methodologies into a single process including automation of some key tasks

78

FIS Investor DAY

79 Conclusions

Significant revenue diversificationStrong, growing international business (largest among U.S. Cores)Strong, growing non-FI business (largest among U.S. Cores)Balanced business modelSector-leading growth opportunities in Payments, International, Corporate and among Mid-Tier and Large FIsPredictable revenue and cash flow85% processing and maintenance FIS' Business Fundamentals are STRONG 80

Stronger growth opportunities in domestic U.S. market among large and mid-tier FIs than community institutionsFraud management, delivery channel and payment opportunities created by ongoing electronification of banking and paymentsCost reduction opportunities required by current FI profitability challengesStrong growth opportunities in global core and payment processing versus domestic U.S. market 81 FIS is Well-positioned to Capitalize on Industry Macro-trends

Combined company #1 Fin Tech 100Combined company is most admired and used professional IT services and core banking provider in the world 14,000+ clients worldwideIncredible cross-sell opportunities Payments Financial FIS Has Market-leading Brand Recognition and Client Base 82

FIS. Never Compromise. FIS. Never Compromise. 83

Mike HayfordChief Financial Officer Financial Overview

Broad and diverse customer base High recurring revenues Leveragable assets Meaningful margin expansion Strong earnings growth Financial Strength, Robust Business Model 85

Revenue Adjusted EBITDA Free Cash Flow Note: Financial data for 2007 and 2008 reflects FIS and Metavante combined operations. Strong Execution ($ Billions) 86 Excellent Performance in a Challenging Environment

# Diverse Revenue Streams

## Multiple Market Segments


Other(1)
17%
Community
Institutions
(< $5B)
29%
International
15%
Top-Tier U.S.
Institutions
(> $30B)
18%
Mid-Tier U.S.
Institutions
($5B - $30B)
21%

## Broad Geographic Reach


U.S.
85%
EMEA
6%
Latin
America
6%
APAC and
Other
3%

**Broad Customer Base Limits Downside Risk and Increases Growth Opportunities**

(1) Includes retail, government, education, healthcare, commercial and print /mail

Note: Reflects FIS and Metavante combined operations TTM 9/30/09.

87

FIS Investor DAY

Reporting Segments 88 Solution Type Note: Reflects FIS and Metavante combined operations TTM 9/30/09. Payment59% Core andRelated41% International15% Financial35% Payment50% Balanced Revenue Model Significant Payment Capabilities and International Presence Drive Strong Growth Opportunities

89 Note: Reflects FIS and Metavante combined operations TTM 9/30/09. Processing and Maintenance 85% Professional Services 10% Other 5% Long-term contracts Account based Transaction based Monthly maintenance Consulting Services Implementation Services Software 3% Equipment 1% Termination Fees 1% Significant Recurring and Contractual Revenue

90 Note: Reflects FIS and Metavante combined operations TTM 9/30/09. Financial Solutions Payment Solutions International Solutions Other7% Processing andMaintenance77% ProfessionalServices16% Processing andMaintenance91% Other3% ProfessionalServices6% Processing andMaintenance85% Other5% ProfessionalServices10% Revenue Model Number of accounts processed New account openings Software maintenance fees Project based fees License fees Revenue Model Transaction fees Project based fees License fees Revenue Model Number of accounts processed Software maintenance fees Transaction fees Project based fees License fees Revenue Composition by Segment

91 Q408 Q409 Revenue Reported Revenue Growth Constant Currency Growth $1,281 Slightly Positive(1)Flat(1) Adjusted EBITDA Adjusted EBITDA margin Margin expansion ~ $30M synergies Q409 $34827.1% > 200 bps Adjusted EPS N/A $0.41 - $0.44 Free cash flow N/A $130 - $140 Fully diluted shares outstanding N/A 376 million (1) Net of deferred revenue purchase accounting. Q4 2009 Updated Outlook ($ millions, except per share data)

92 Adjusted Revenue $5,092 Growth Slightly Negative +2% to 4% Constant Currency Flat +1% to 3% Adjusted EBITDA Margin 25.6% Margin Expansion(1) > 250 bps > 300 bps Adjusted EPS(2) N/A N/A $1.91 - $2.01 Free Cash Flow(2) N/A N/A > $750 million 2009 Pro Forma Preliminary 2010 Assumes incremental cost synergies of $62 million in 2009 and $150 million in 2010 related to Metavante acquisition.2008 and 2009 Adjusted EPS and 2008 Free Cash Flow not presented due to change in capital structure. 2008 Pro Forma Note: Refer to www.investor.fisglobal.com for reconciliation of GAAP to non-GAAP items. 2010 Preliminary Outlook ($ Millions) Continued Strong Growth in Earnings and Free Cash Flow

93 (CHART) ~$62 Q1 $43 Q3 $36 Q2 $40 Q4 $31 ~$212 ~$260 Core Processing23% IT/Operations23% Corporate25% PaymentProcessing29% $150 in-year Synergy Assumptions/P&L Impact ($ Millions) Proven Track Record

94 Estimated Pre-tax acquisition related purchase amortization(1) $250 - $255 After-tax $160 - $165 Other depreciation and amortization $365 - $380 In-year synergies realized ~ $150 Interest expense, net(2) $90 - $100 Effective tax rate 36% Average diluted shares ~ 378 million Includes all acquisition related intangibles.Interest expense expected to decline sequentially throughout 2010 due to expiration of interest rate swaps, debt reduction and purchase accounting adjustments. 2010 Assumptions ($ Millions)

2010 2009 Brazil (BRL) 0.57 0.51 Europe (EUR) 1.48 1.39 U.K. (GBP) 1.65 1.57 95 Average Monthly F/X Rates Per U.S. Dollar 2010 Currency Assumptions Estimated $60 Million Revenue Benefit in 2010

96 (1) Includes integration capital expenditures of $31 million. Capital Expenditures ($ Millions) Run Rate Capital ExpendituresApproximately 5% of Revenue

Capital Expenditures
2010 Assumptions

CapEx by Type


Capitalized Development
Integration Capital
Equipment and Purchased Software

CapEx by Segment


International
Financial Solutions
Payment Solutions
Integration Capital
Leveraged Services

97

FIS Investor DAY

98 Note: Reflects FIS and Metavante combined operations. Strong Free Cash Flow ($ Millions) Strong Growth in Free Cash Flow

# Cash Flow Priorities

| | |
|---|---|
| **Reduce Outstanding Debt** | • Scheduled repayments of $218 million in 2010<br>• Targeting investment grade rating<br>• Projected 12/31/2009 debt to EBITDA ~ 2.3x |
| **Fund Organic Growth Initiatives** | • New product development<br>• Technology enhancements |
| **Maintain Current Dividend** | • Annual cash dividends of ~$75 Million |
| **Maintain Financial Flexibility** | • Further reduce leverage<br>• Consider stock repurchase program<br>• Fund strategic opportunities |

99
FIS Investor DAY

100 Source: Datamonitor 2009Note: Market reflects all North American banks with assets of at least $10B. Market size and CAGR Trends Market Trends North America - Core Banking IT Spending ($M) Year over year growth

101 Historical Growth Legacy FIS FIS Has Consistently Outperformed Through Superior Sales Execution, Product Innovation and Market Breadth.

102 Long-Term Outlook Revenue Growth Positioned to Generate Above Average Growth in Stable Market Environment

103 % of Total Revenue % of Total Revenue Current 3 Year Growth Drivers Financial Solutions 35% < 35% Mid-single digit Organic account growth New sales wins Discretionary spend Core replacements Product innovation Payment Solutions 50% > 50% Mid-to-high single digit Transaction growth New sales wins Product innovation InternationalSolutions 15% > 15% > 10% Organic account growth Transaction growth Discretionary spend New market opportunities Consolidated 6 - 9% Long-Term Outlook Revenue Growth

# Summary

Above Average Industry Growth
Meaningful Margin Expansion
Strong Earnings Growth
Excellent Free Cash Flow

| High Recurring Revenues<br>Diverse Customer Base<br>Broad Geographic Reach<br>Multiple Market Channels<br>Revenue Lift Through Cross-Sales | Industry Leadership<br>Integrated Products<br>High Incremental Margins<br>Superior Execution<br>Financial Strength |
|---|---|

**SUPERIOR SHAREHOLDER RETURNS**

104

FIS Investor DAY

Questions and Answers

Frank MartirePresident and Chief Executive Officer Closing Remarks

SUPERIOR SHAREHOLDER RETURNS Strong Foundation Exceptional Performance Sustainable organic growth High customer satisfaction and retention Strong margin expansion Significant cash flow Excellent customer relationships Significant economies of scale Superior execution 30,000 dedicated employees worldwide Key Investment Highlights 107